UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date or Report (Date of earliest event reported): April 7, 2004


                                 SIRICOMM, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its Charter)

         Delaware                    0-18399                     62-1386759
-----------------------------      ------------             -------------------
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)               File No.)              Identification No.)

2900 Davis Boulevard, Suite 130, Joplin, Missouri               64804
-------------------------------------------------             -----------
    (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (417) 626-9961


                                       N/A
         --------------------------------------------------------------
         (Former Name or former address, if changed since last report.)

Item 4.  Changes in Registrant's Certifying Accountant

         On April 7, 2004, based upon the recommendation of and approval by our board of directors, SiriCOMM, Inc. (the "Company") dismissed Aidman Piser & Company, P.A. ("Aidman Piser") as its independent auditor and engaged Baird Kurts & Dobson LLP to serve as its independent auditor for the fiscal year ending September 30, 2004.

         Aidman Piser's reports on the Company's consolidated financial statements for each of the fiscal years ended September 30, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During the years ended September 30, 2003 and 2002 and through April 7, 2004, there were no disagreements with Aidman Piser on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure which, if not resolved to Aidman Piser's satisfaction, would have caused them to make references to the subject matter in connection with their reports of the Company's consolidated financial statements for such years.

         In addition, the Company believes there were no reportable events as defined in Item 304(a)(1)(iv)(B) of Regulation S-B.

         The Company has provided Aidman Piser with a copy of the foregoing statements and requested that Aidman Piser provide it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements. A copy of Aidman Piser's letter, dated April 7, 2004, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements

                  None

         (b)      Pro Forma Financial Information

                  None

         (c)      Exhibits

                  16.1 Letter from Aidman Piser & Company, P.A. to the Securities and Exchange Commission dated April 8, 2004.

                  16.2 Letter from Aidman Piser & Company, P.A. to the Securities and Exchange Commission dated April 8, 2004

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 SIRICOMM,  INC.
                                                 (Registrant)


Date: April 8, 2004                              By: /s/ Henry P. Hoffman
                                                    ----------------------------
                                                    Henry P. Hoffman,
                                                    Chief Executive Officer

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